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                                                                    EXHIBIT 23.5

                       CONSENT OF PIPER & MARBURY L.L.P

     We hereby consent to the reference to Piper & Marbury L.L.P. under the heading "Legal Matters and Experts" in the Joint Proxy Statement/Prospectus that forms a part of this Registration Statement on Form S-4.


PIPER & MARBURY L.L.P.

/s/ Piper & Marbury L.L.P.

April 17, 1997